EFFECTIVE January 26, 2006,
THE COMPANYS PAR VALUE CHANGED
FROM SGD0.20 TO SGD0.10



Exhibit A to Deposit Agreement



No.
[Sponsored-Exempt]
AMERICAN DEPOSITARY SHARES
(Each American Depositary
Share represents five
deposited Shares)

THE BANK OF NEW YORK
AMERICAN DEPOSITARY RECEIPT
FOR ORDINARY SHARES OF THE
PAR VALUE OF SG$1.00 EACH OF
COSCO INVESTMENT (SINGAPORE)
LIMITED
(INCORPORATED UNDER THE LAWS
OF SINGAPORE)

	The Bank of New York as
depositary (hereinafter called
the Depositary), hereby
certifies that


                , or
registered assigns IS THE
OWNER OF

AMERICAN DEPOSITARY SHARES

representing deposited
Ordinary Shares (herein called
Shares) of COSCO Investment
(Singapore) Limited, incorpo-
rated under the laws of
Singapore (herein called the
Company).  At the date hereof,
each American Depositary Share
represents five Shares which
is either deposited or subject
to deposit under the deposit
agreement at the Singapore
offices of The Hongkong and
Shanghai Banking Corp.,
Standard Chartered Bank, and
United Overseas Bank Ltd.
(herein collectively called
the Custodian).  The
Depositarys Corporate Trust
Office is located at a
different address than its
principal executive office.
Its Corporate Trust Office is
located at 101 Barclay Street,
New York, N.Y. 10286, and its
principal executive office is
located at 48 Wall Street, New
York, N.Y. 10286.

THE DEPOSITARYS CORPORATE
TRUST OFFICE ADDRESS IS
101 BARCLAY STREET, NEW YORK,
N.Y.  10286



1.	THE DEPOSIT AGREEMENT.

	This American Depositary
Receipt is one of an issue
(herein called Receipts), all
issued and to be issued upon
the terms and conditions set
forth in the deposit
agreement, dated as of
        , 1995 (herein called
the Deposit Agreement), by and
among the Company, the
Depositary, and all Owners and
holders from time to time of
Receipts issued thereunder,
each of whom by accepting a
Receipt agrees to become a
party thereto and become bound
by all the terms and
conditions thereof.  The
Deposit Agreement sets forth
the rights of Owners and
holders of the Receipts and
the rights and duties of the
Depositary in respect of the
Shares deposited thereunder
and any and all other
securities, property and cash
from time to time received in
respect of  such Shares and
held thereunder (such Shares,
securities, property, and cash
are herein called Deposited
Securities).  Copies of the
Deposit Agreement are on file
at the Depositarys Corporate
Trust Office in New York City
and at the office of the
Custodian.

	The statements made on
the face and reverse of this
Receipt are summaries of
certain provisions of the
Deposit Agreement and are
qualified by and subject to
the detailed provisions of the
Deposit Agreement, to which
reference is hereby made.
Capitalized terms not defined
herein shall have the meanings
set forth in the Deposit
Agreement.

2.	SURRENDER OF RECEIPTS AND
WITHDRAWAL OF SHARES.

	Upon surrender at the
Corporate Trust Office of the
Depositary of this Receipt,
and upon payment of the fee of
the Depositary provided in
this Receipt, and subject to
the terms and conditions of
the Deposit Agreement, the
Owner hereof is entitled to
delivery, to him or upon his
order, of the Deposited
Securities at the time
represented by the American
Depositary Shares for which
this Receipt is issued.
Delivery of such Deposited
Securities may be made by the
delivery of (a) (i)
certificates in the name of
the Owner hereof or as ordered
by him or by the delivery of
certificates properly endorsed
or accompanied by proper
instruments of transfer, or
(ii) the appropriate
electronically effected book
entry in the Depository
Register maintained by the CDP
crediting the CDP Account of
the Owner or such person as
ordered by him and (b) any
other securities, property and
cash to which such Owner is
then entitled in respect of
this Receipt.  Such delivery
will be made at the option of
the Owner hereof, either at
the office of the Custodian or
at the Corporate Trust Office
of the Depositary, provided
that the forwarding of
certificates for Shares or
other Deposited Securities for
such delivery at the Corporate
Trust Office of the Depositary
shall be at the risk and
expense of the Owner hereof.

 3.	TRANSFERS, SPLIT-UPS, AND
COMBINATIONS OF RECEIPTS.

	The transfer of this
Receipt is registrable on the
books of the Depositary at its
Corporate Trust Office by the
Owner hereof in person or by a
duly authorized attorney, upon
surrender of this Receipt
properly endorsed for transfer
or accompanied by proper
instruments of transfer and
funds sufficient to pay any
applicable transfer taxes and
the expenses of the Depositary
and upon compliance with such
regulations, if any, as the
Depositary may establish for
such purpose.  This Receipt
may be split into other such
Receipts, or may be combined
with other such Receipts into
one Receipt, evidencing the
same aggregate number of
American Depositary Shares as
the Receipt or Receipts
surrendered.  As a condition
precedent to the execution and
delivery, registration of
transfer, split-up,
combination, or surrender of
any Receipt or withdrawal of
any Deposited Securities, the
Depositary, the Custodian, or
Registrar may require payment
from the presentor of the Re-
ceipt of a sum sufficient to
reimburse it for any tax or
other governmental charge and
any stock transfer or
registration fee with respect
thereto (including any such
tax or charge and fee with
respect to Shares being
deposited or withdrawn) and
payment of any applicable fees
as provided in this Receipt,
may require the production of
proof satisfactory to it as to
the identity and genuineness
of any signature and may also
require compliance with any
regulations  the Depositary
may establish consistent with
the provisions of the Deposit
Agreement or this Receipt,
including, without limitation,
paragraph (22) of this
Receipt.

	Notwithstanding anything
to the contrary in the Deposit
Agreement or this Receipt, the
delivery of Receipts against
deposits of Shares generally
or against deposits of
particular Shares may be
suspended, or the transfer of
Receipts in particular
instances may be refused, or
the registration of transfer
of outstanding Receipts
generally may be suspended,
during any period when the
transfer books of the
Depositary are closed, or if
any such action is deemed
necessary or advisable by the
Depositary or the Company at
any time or from time to time
because of any requirement of
law or of any government or
governmental body or
commission, or under any pro-
vision of the Deposit Agree-
ment or this Receipt, or for
any other reason, subject to
the provisions of the
following sentence.  The
surrender of outstanding
Receipts and withdrawal of
Deposited Securities may not
be suspended subject only to
(i) temporary delays caused by
closing the transfer books of
the Depositary or the Company
or the deposit of Shares in
connection with voting at a
shareholders meeting, or the
payment of dividends, (ii) the
payment of fees, taxes and
similar charges, and (iii)
compliance with any U.S. or
foreign laws or governmental
regulations relating to the
Receipts or to the withdrawal
of the Deposited Securities.
Without limitation of  the
foregoing, the Depositary
shall not knowingly accept for
deposit under the Deposit
Agreement any Shares required
to be registered under the
provisions of the Securities
Act of 1933, unless a
registration statement is in
effect as to such Shares.

4.	LIABILITY OF OWNER FOR
TAXES.

	If any tax or other
governmental charge shall
become payable with respect to
any Receipt or any Deposited
Securities represented hereby,
such tax or other governmental
charge shall be payable by the
Owner hereof to the
Depositary.  The Depositary
may refuse to effect any
transfer of this Receipt or
any withdrawal of Deposited
Securities represented by
American Depositary Shares
evidenced by such Receipt
until such payment is made,
and may withhold any dividends
or other distributions, or may
sell for the account of the
Owner hereof any part or all
of the Deposited Securities
represented by the American
Depositary Shares evidenced by
this Receipt, and may apply
such dividends or other
distributions or the proceeds
of any such sale in payment of
such tax or other governmental
charge and the Owner hereof
shall remain liable for any
deficiency.

5.	WARRANTIES OF DEPOSITORS.

	Every person depositing
Shares hereunder shall be
deemed thereby to represent
and warrant that such Shares
and each certificate therefor
are validly issued, fully
paid, non assessable, and free
of any pre-emptive rights of
the holders of outstanding
Shares and that the person
making such deposit is duly
authorized so to do.  Every
such person shall also be
deemed to represent that the
deposit of such Shares and the
sale of Receipts evidencing
American Depositary Shares
representing such Shares by
that person are not restricted
under the Securities Act of
1933.  Such representations
and warranties shall survive
the deposit of Shares and
issuance of Receipts.

6.	FILING PROOFS,
CERTIFICATES, AND OTHER
INFORMATION.

	Any person presenting
Shares for deposit or any
Owner of a Receipt may be
required from time to time to
file with the Depositary or
the Custodian such proof of
citizenship or residence,
exchange control approval, or
such information relating to
the registration on the books
of the Company or  the Foreign
Registrar, if applicable, to
execute such certificates and
to make such representations
and warranties, as the De-
positary may deem necessary or
proper.  The Depositary may
withhold the delivery or
registration of transfer of
any Receipt or the
distribution of any dividend
or sale or distribution of
rights or of the proceeds
thereof or the delivery of
any Deposited Securities until
such proof or other
information is filed or such
certificates are executed or
such representations and
warranties made.  No Share
shall be accepted for deposit
unless accompanied by evidence
satisfactory to the Depositary
that any necessary approval
has been granted by any
governmental body in Singapore
which is then performing the
function of the regulation of
currency exchange.

7.	CHARGES OF DEPOSITARY.

	The Company agrees to pay
the fees, reasonable expenses
and out-of-pocket charges of
the Depositary and those of
any Registrar only in
accordance with agreements in
writing entered into between
the Depositary and the Company
from time to time.  The
Depositary shall present its
statement for such charges and
expenses to the Company once
every three months.  The
charges and expenses of the
Custodian are for the sole
account of the Depositary.

	The following charges
shall be incurred by any party
depositing or withdrawing
Shares or by any party
surrendering Receipts or to
whom Receipts are issued
(including, without
limitation, issuance pursuant
to a stock dividend or stock
split declared by the Company
or an exchange of stock
regarding the Receipts or
Deposited Securities or a
distribution of Receipts
pursuant to Section 4.3 of the
Deposit Agreement), whichever
applicable: (1) taxes and
other governmental charges,
(2) such registration fees as
may from time to time be in
effect for the registration of
transfers of Shares generally
on the Share register of the
Company or Foreign Registrar
and applicable to transfers of
Shares to the name of the
Depositary or its nominee or
the Custodian or its nominee
on the making of deposits or
withdrawals hereunder, (3)
such cable, telex and
facsimile transmission
expenses as are expressly
provided in the Deposit
Agreement, (4) such expenses
as are incurred by the
Depositary in the conversion
of foreign currency pursuant
to Section 4.5 of the Deposit
Agreement, (5) a fee of $5.00
or less per 100 American
Depositary Shares (or portion
thereof) for the execution and
delivery of Receipts pursuant
to Section 2.3, 4.3 or 4.4,
and the surrender of Receipts
pursuant to Section 2.5 or 6.2
of the Deposit Agreement, (6)
a fee of $.02 or less per
American Depositary Share (or
portion thereof) for any cash
distribution made pursuant to
the Deposit Agreement
including, but not limited to
Sections 4.1 through 4.4
thereof and, (7) a fee for the
distribution of securities
pursuant to Section 4.2 of the
Deposit Agreement, such fee
being in an amount equal to
the fee for the execution and
delivery of American
Depositary Shares referred to
above which would have been
charged as a result of the
deposit of such securities
(for purposes of this clause
(7) treating all such
securities as if they were
Shares), but  which securities
are instead distributed by the
Depositary to Owners.

	The Depositary, subject
to Paragraph (8) hereof, may
own and deal in any class of
securities of the Company and
its affiliates and in
Receipts.

8.	LOANS AND PRE-RELEASE OF
SHARES AND RECEIPTS.

	Notwithstanding Section
2.3 of the Deposit Agreement,
the Depositary may execute and
deliver Receipts prior to the
receipt of Shares pursuant to
Section 2.2 of the Deposit
Agreement (Pre-Release).  The
Depositary may, pursuant to
Section 2.5 of the Deposit
Agreement, deliver Shares upon
the receipt and cancellation
of Receipts which have been
Pre-Released, whether or not
such cancellation is prior to
the termination of such Pre-
Release or the Depositary
knows that such Receipt has
been Pre-Released.  The
Depositary may receive
Receipts in lieu of Shares in
satisfactory of a Pre-Release.
 Each Pre-Release will be (a)
preceded or accompanied by a
written representation from
the person to whom Receipts
are to be delivered that such
person, or its customer, owns
the Shares or Receipts to be
remitted, as the case may be,
(b) at all times fully
collateralized with cash or
such other collateral as the
Depositary deems appropriate,
(c) terminable by the
Depositary on not more than
five (5) business days notice,
and (d) subject to such
further indemnities and credit
regulations as the Depositary
deems appropriate.  The number
of American Depositary Shares
which are outstanding at any
time as a result of Pre-
Releases will not normally
exceed thirty percent (30%) of
the Shares deposited
hereunder; provided, however,
that the Depositary reserves
the right to change or
disregard such limit from time
to time as it deems
appropriate.

	The Depositary may retain
for its own account any
compensation received by it in
connection with the foregoing.

9.	TITLE TO RECEIPTS.

	It is a condition of this
Receipt and every successive
holder and Owner of this
Receipt by accepting or
holding the same consents and
agrees, that title to this
Receipt when properly endorsed
or accompanied by proper
instruments of transfer, is
transferable by delivery with
the same effect as in the case
of a negotiable instrument,
provided, however, that the
Depositary, notwithstanding
any notice to the contrary,
may treat the person in whose
name this Receipt is reg-
istered on the books of the
Depositary as the absolute
owner hereof for the purpose
of determining the person
entitled to distribution of
dividends or other
distributions or to any notice
provided for in the Deposit
Agreement or for all other
purposes.

 10.	VALIDITY OF RECEIPT.

	This Receipt shall not be
entitled to any benefits under
the Deposit Agreement or be
valid or obligatory for any
purpose, unless this Receipt
shall have been executed by
the Depositary by the manual
or facsimile signature of a
duly authorized signatory of
the Depositary and, if a
Registrar for the Receipts
shall have been appointed,
countersigned by the manual or
facsimile signature of a duly
authorized officer of the
Registrar.

11.	REPORTS; INSPECTION OF
TRANSFER BOOKS.

	The Company currently
furnishes the Securities and
Exchange Commission
(hereinafter called the
Commission) with certain
public reports and documents
required by foreign law or
otherwise under Rule 12g3-2(b)
under the Securities Exchange
Act of 1934.

	Such reports and
communications will be
available for inspection and
copying by holders and Owners
at the public reference
facilities maintained by the
Commission located at 450
Fifth Street, N.W.,
Washington, D.C. 20549.

	The Depositary will make
available for inspection by
Owners of Receipts at its
Corporate Trust Office any
reports and communications,
including any proxy soliciting
material, received from the
Company which are both (a)
received by the Depositary as
the holder of the Deposited
Securities and (b) made
generally available to the
holders of such Deposited Se-
curities by the Company.  The
Depositary will also send to
Owners of Receipts copies of
such reports when furnished by
the Company pursuant to the
Deposit Agreement. Any such
reports and communications,
including any such proxy
soliciting material, furnished
to the Depositary by the
Company shall be furnished in
English.

	The Depositary will keep
books for the registration of
Receipts and transfers of
Receipts which at all
reasonable times shall be open
for inspection by the Owners
of Receipts provided that such
inspection shall not be for
the purpose of communicating
with Owners of Receipts in the
interest of a business or
object other than the business
of the Company or a matter
related to the Deposit
Agreement or the Receipts.

12.	DIVIDENDS AND
DISTRIBUTIONS.

	Whenever the Depositary
receives any cash dividend or
other cash distribution on any
Deposited Securities, the De-
positary will, if at the time
of receipt thereof any amounts
received in a foreign currency
can in the judgment of the De-
positary be converted on a
reasonable basis into United
States  dollars transferable
to the United States, and
subject to the Deposit
Agreement, convert such
dividend or distribution into
dollars and will distribute
the amount thus received to
the Owners of Receipts
entitled thereto, provided,
however, that in the event
that the Company or the
Depositary is required to
withhold and does withhold
from any cash dividend or
other cash distribution in
respect of any Deposited
Securities an amount on
account of taxes, the amount
distributed to the Owners of
the Receipts evidencing
American Depositary Shares
representing such Deposited
Securities shall be reduced
accordingly.

	Subject to the provisions
of Section 4.11 and 5.9 of the
Deposit Agreement, whenever
the Depositary receives any
distribution other than a
distribution described in
Sections 4.1, 4.3 or 4.4 of
the Deposit Agreement, the
Depositary will cause the
securities or property
received by it to be
distributed to the Owners of
Receipts entitled thereto, in
any manner that the Depositary
may deem equitable and
practicable for accomplishing
such distribution; provided,
however, that if in the
opinion of the Depositary such
distribution cannot be made
proportionately among the
Owners of Receipts entitled
thereto, or if for any other
reason the Depositary deems
such distribution not to be
feasible, the Depositary may
adopt such method as it may
deem equitable and practicable
for the purpose of effecting
such distribution, including,
but not limited to, the public
or private sale of the securi-
ties or property thus
received, or any part thereof,
and the net proceeds of any
such sale (net of the fees of
the Depositary as provided in
Section 5.9 of the Deposit
Agreement) shall be
distributed by the Depositary
to the Owners of Receipts
entitled thereto as in the
case of a distribution
received in cash.

	If any distribution
consists of a dividend in, or
free distribution of, Shares,
the Depositary may and shall
if the Company shall so
request, distribute to the
Owners of outstanding Receipts
entitled thereto, additional
Receipts evidencing an
aggregate number of American
Depositary Shares representing
the amount of Shares received
as such dividend or free
distribution subject to the
terms and conditions of the
Deposit Agreement with respect
to the deposit of Shares and
the issuance of American
Depositary Shares evidenced by
Receipts, including the
withholding of any tax or
other governmental charge as
provided in Section 4.11 of
the Deposit Agreement and the
payment of the fees of the
Depositary as provided in
Section 5.9 of the Deposit
Agreement.  In lieu of
delivering Receipts for
fractional American Depositary
Shares in any such case, the
Depositary will sell the
amount of Shares represented
by the aggregate of such
fractions and distribute the
net proceeds, all in the
manner and subject to the
conditions set forth in the
Deposit Agreement.  If ad-
ditional Receipts are not so
distributed, each American
Depositary  Share shall
thenceforth also represent the
additional Shares distributed
upon the Deposited Securities
represented thereby.

	In the event that the
Depositary determines that any
distribution in property
(including Shares and rights
to subscribe therefor) is
subject to any tax or other
governmental charge which the
Depositary is obligated to
withhold, the Depositary may
by public or private sale
dispose of all or a portion of
such property (including
Shares and rights to subscribe
therefor) in such amounts and
in such manner as the
Depositary deems necessary and
practicable to pay any such
taxes or charges, and the
Depositary shall distribute
the net proceeds of any such
sale after deduction of such
taxes or charges to the Owners
of Receipts entitled thereto.

13.	CONVERSION OF FOREIGN
CURRENCY.

	Whenever the Depositary
shall receive foreign cur-
rency, by way of dividends or
other distributions or the net
proceeds from the sale of
securities, property or
rights, and if at the time of
the receipt thereof the
foreign currency so received
can in the judgment of the
Depositary be converted on a
reasonable basis into Dollars
and the resulting Dollars
transferred to the United
States, the Depositary shall
convert or cause to be
converted, by sale or in any
other manner that it may
determine, such foreign
currency into Dollars, and
such Dollars shall be
distributed to the Owners
entitled thereto or, if the
Depositary shall have
distributed any warrants or
other instruments which
entitle the holders thereof to
such Dollars, then to the
holders of such warrants
and/or instruments upon
surrender thereof for
cancellation.  Such distribu-
tion may be made upon an
averaged or other practicable
basis without regard to any
distinctions among Owners on
account of exchange
restrictions, the date of
delivery of any Receipt or
otherwise and shall be net of
any expenses of conversion
into Dollars incurred by the
Depositary as provided in
Section 5.9 of the Deposit
Agreement.

	If such conversion or
distribution can be effected
only with the approval or
license of any government or
agency thereof, the Depositary
shall file such application
for approval or license, if
any, as it may deem desirable.

	If at any time the
Depositary shall determine
that in its judgment any
foreign currency received by
the Depositary is not
convertible on a reasonable
basis into Dollars transfer-
able to the United States, or
if any approval or license of
any government or agency
thereof which is required for
such conversion is denied or
in the opinion of the
Depositary is not obtainable,
or if any such approval or
license is not obtained within
a reasonable period as
determined by the Depositary,
the Depositary may distribute
the foreign currency (or  an
appropriate document
evidencing the right to
receive such foreign currency)
received by the Depositary to,
or in its discretion may hold
such foreign currency
uninvested and without
liability for interest thereon
for the respective accounts
of, the Owners entitled to
receive the same.

	If any such conversion of
foreign currency, in whole or
in part, cannot be effected
for distribution to some of
the Owners entitled thereto,
the Depositary may in its
discretion make such
conversion and distribution in
Dollars to the extent
permissible to the Owners
entitled thereto and may
distribute the balance of the
foreign currency received by
the Depositary to, or hold
such balance uninvested and
without liability for interest
thereon for the respective
accounts of, the Owners
entitled thereto.

14.	RIGHTS.

	In the event that the
Company shall offer or cause
to be offered to the holders
of any Deposited Securities
any rights to subscribe for
additional Shares or any
rights of any other nature,
the Depositary shall have
discretion as to the procedure
to be followed in making such
rights available to any Owners
or in disposing of such rights
on behalf of any Owners and
making the net proceeds
available in Dollars to such
Owners or, if by the terms of
such rights offering or, for
any other reason, the
Depositary may not either make
such rights available to any
Owners or dispose of such
rights and make the net
proceeds available to such
Owners, then the Depositary
shall allow the rights to
lapse.  If at the time of the
offering of any rights the
Depositary determines in its
discretion that it is lawful
and feasible to make such
rights available to all Owners
or to certain Owners but not
to other Owners, the
Depositary may distribute, to
any Owner to whom it deter-
mines the distribution to be
lawful and feasible, in
proportion to the number of
American Depositary Shares
held by such Owner, warrants
or other instruments therefor
in such form as it deems
appropriate.  If the
Depositary determines in its
discretion that it is not
lawful and feasible to make
such rights available to
certain Owners, it may sell
the rights or warrants or
other instruments in
proportion to the number of
American Depositary Shares
held by the Owners to whom it
has determined it may not
lawfully or feasibly make such
rights available, and allocate
the net proceeds of such sales
(net of the fees of the
Depositary as provided in
Section 5.9 of the Deposit
Agreement) for the account of
such Owners otherwise entitled
to such rights, warrants or
other instruments, upon an
averaged or other practical
basis without regard to any
distinctions among such Owners
because of exchange restric-
tions or the date of delivery
of any Receipt or otherwise.
The Depositary shall not be
responsible for any failure to
determine that it may be
lawful or feasible to make
such  rights available to
Owners in general or any Owner
in particular.

	In circumstances in which
rights would otherwise not be
distributed, if an Owner of
Receipts requests the
distribution of warrants or
other instruments in order to
exercise the rights allocable
to the American Depositary
Shares of such Owner
hereunder, the Depositary will
make such rights available to
such Owner upon written notice
from the Company to the
Depositary that (a) the
Company has elected in its
sole discretion to permit such
rights to be exercised and (b)
such Owner has executed such
documents as the Company has
determined in its sole
discretion are reasonably
required under applicable law.

	If the Depositary has
distributed warrants or other
instruments for rights to all
or certain Owners, then upon
instruction from such an Owner
pursuant to such warrants or
other instruments to the
Depositary from such Owner to
exercise such rights, upon
payment by such Owner to the
Depositary for the account of
such Owner of an amount equal
to the purchase price of the
Shares to be received upon the
exercise of the rights, and
upon payment of the fees of
the Depositary and any other
charges as set forth in such
warrants or other instruments,
the Depositary shall, on
behalf of such Owner, exercise
the rights and purchase the
Shares, and the Company shall
cause the Shares so purchased
to be delivered to the
Depositary on behalf of such
Owner.  As agent for such
Owner, the Depositary will
cause the Shares so purchased
to be deposited pursuant to
Section 2.2 of the Deposit
Agreement, and shall, pursuant
to Section 2.3 of the Deposit
Agreement, execute and deliver
Receipts to such Owner.  In
the case of a distribution
pursuant to the second
paragraph of this section,
such Receipts shall be
legended in accordance with
applicable U.S. laws, and
shall be subject to the
appropriate restrictions on
sale, deposit, cancellation,
and transfer under such laws.

	If the Depositary
determines in its discretion
that it is not lawful and
feasible to make such rights
available to all or certain
Owners, it may sell the
rights, warrants or other
instruments in proportion to
the number of American
Depositary Shares held by the
Owners to whom it has
determined it may not lawfully
or feasibly make such rights
available, and allocate the
net proceeds of such sales
(net of the fees of the
Depositary as provided in
Section 5.9 of the Deposit
Agreement and all taxes and
governmental charges payable
in connection with such rights
and subject to the terms and
conditions of this Deposit
Agreement) for the account of
such Owners otherwise entitled
to such rights, warrants or
other instruments, upon an
averaged or other practical
basis without regard to any
distinctions among such Owners
because of exchange restric-
tions or the date of delivery
of any Receipt or otherwise.

	The Depositary will not
offer rights to Owners unless
both the rights and the
securities to which such
rights relate are either
exempt from registration under
the Securities Act of 1933
with respect to a distribution
to Owners or are registered
under the provisions of such
Act.  If an Owner of Receipts
requests distribution of
warrants or other instruments,
notwithstanding that there has
been no such registration
under such Act, the Depositary
shall not effect such
distribution unless it has
received an opinion from
recognized counsel in the
United States for the Company
upon which the Depositary may
rely that such distribution to
such Owner is exempt from such
registration.

	The Depositary shall not
be responsible for any failure
to determine that it may be
lawful or feasible to make
such rights available to
Owners in general or any Owner
in particular.

15.	RECORD DATES.

	Whenever any cash
dividend or other cash
distribution shall become
payable or any distribution
other than cash shall be made,
or whenever rights shall be
issued with respect to the
Deposited Securities, or
whenever for any reason the
Depositary causes a change in
the number of Shares pursuant
to Sections 4.3 and 4.8 of the
Deposit Agreement that are
represented by each American
Depositary Share, or whenever
the Depositary shall receive
notice of any meeting of
holders of Shares or other
Deposited Securities, the
Depositary shall fix a record
date (a) for the determination
of the Owners of Receipts who
shall be (i) entitled to
receive such dividend,
distribution or rights or the
net proceeds of the sale
thereof or (ii) entitled to
give instructions for the
exercise of voting rights at
any such meeting, or (b) on or
after which each American
Depositary Share will
represent the changed number
of Shares, subject to the
provisions of the Deposit
Agreement.

16.	VOTING OF DEPOSITED
SECURITIES.

	Upon receipt of notice of
any meeting of holders of
Shares or other Deposited
Securities, if requested in
writing by the Company, the
Depositary shall, as soon as
practicable thereafter, mail
to the Owners of Receipts a
notice, which shall contain
(a) such information as is
contained in such notice of
meeting, and (b) a statement
that the Owners of Receipts as
of the close of business on a
specified record date, which
shall be at least 48 hours
before the meeting, will be
entitled, subject to any ap-
plicable provision of law and
of the Articles of Association
of the Company, to instruct
the  Depositary as to the
exercise of the voting rights,
if any, pertaining to the
amount of Shares or other
Deposited Securities
represented by their
respective American Depositary
Shares.  Upon the written
request of an Owner of a
Receipt on such record date,
received on or before the date
established by the Depositary
for such purpose, the
Depositary shall endeavor in
so far as practicable to vote
or cause to be voted the
amount of Shares or other
Deposited Securities
represented by such American
Depositary Shares evidenced by
such Receipt in accordance
with the instructions set
forth in such request.

17.	CHANGES AFFECTING
DEPOSITED SECURITIES.

	In circumstances where
the provisions of Section 4.3
of the Deposit Agreement do
not apply, upon any change in
nominal value, change in par
value, split-up,
consolidation, or any other
reclassification of Deposited
Securities, or upon any
recapitalization,
reorganization, merger or
consolidation, or sale of
assets affecting the Company
or to which it is a party, any
securities which shall be
received by the Depositary or
a Custodian in exchange for or
in conversion of or in respect
of Deposited Securities shall
be treated as new Deposited
Securities under the Deposit
Agreement, and American De-
positary Shares shall
thenceforth represent the new
Deposited Securities so
received in exchange or
conversion, unless additional
Receipts are delivered pursu-
ant to the following sentence.
 In any such case the
Depositary may, and shall if
the Company shall so request,
execute and deliver additional
Receipts as in the case of a
dividend on the Shares, or
call for the surrender of
outstanding Receipts to be
exchanged for new Receipts
specifically describing such
new Deposited Securities.

18.	LIABILITY OF THE COMPANY
AND DEPOSITARY.

	Neither the Depositary
nor the Company shall incur
any liability to any Owner or
holder of any Receipt, if by
reason of any provision of any
present or future law of the
United States or any other
country, or of any other
governmental or regulatory
authority, or by reason of any
provision, present or future,
of the Articles of Association
of the Company, or by reason
of any act of God or war or
other circumstances beyond its
control, the Depositary or the
Company shall be prevented or
forbidden from or be subject
to any civil or criminal
penalty on account of doing or
performing any act or thing
which by the terms of the
Deposit Agreement it is
provided shall be done or
performed; nor shall the
Depositary or the Company
incur any liability to any
Owner or holder of a Receipt
by reason of any
non-performance or delay,
caused as aforesaid, in the
performance of any act or
thing which by the terms of
the Deposit Agreement it is
provided shall or may be done
or performed, or by reason of
any exercise of, or failure
to exercise, any discretion
provided for in the Deposit
Agreement.  Where, by the
terms of a distribution
pursuant to Sections 4.1, 4.2,
or 4.3 of the Deposit
Agreement, or an offering or
distribution pursuant to
Section 4.4 of the Deposit
Agreement, such distribution
or offering may not be made
available to Owners of
Receipts, and the Depositary
may not dispose of such
distribution or offering on
behalf of such Owners and make
the net proceeds available to
such Owners, then the
Depositary shall not make such
distribution or offering, and
shall allow any rights, if ap-
plicable, to lapse.  Neither
the Company nor the Depositary
assumes any obligation or
shall be subject to any
liability under the Deposit
Agreement to Owners or holders
of Receipts, except that they
agree to perform their
obligations specifically set
forth in the Deposit Agreement
without negligence or bad
faith.  The Depositary shall
not be subject to any
liability with respect to the
validity or worth of the
Deposited Securities.  Neither
the Depositary nor the Company
shall be under any obligation
to appear in, prosecute or
defend any action, suit, or
other proceeding in respect of
any Deposited Securities or in
respect of the Receipts, which
in its opinion may involve it
in expense or liability,
unless indemnity satisfactory
to it against all expense and
liability shall be furnished
as often as may be required,
and the Custodian shall not be
under any obligation
whatsoever with respect to
such proceedings, the
responsibility of the
Custodian being solely to the
Depositary.  Neither the
Depositary nor the Company
shall be liable for any action
or nonaction by it in reliance
upon the advice of or
information from legal
counsel, accountants, any
person presenting Shares for
deposit, any Owner or holder
of a Receipt, or any other
person believed by it in good
faith to be competent to give
such advice or information.
Both the Depositary and the
Company may conclusively rely
on and act upon any written
notice, request or other
document believed by any of
them to be genuine and to have
been presented by the proper
party or parties and shall not
be liable or responsible for
any loss or damage suffered as
a result hereof.  The Deposi-
tary shall not be responsible
for any failure to carry out
any instructions to vote any
of the Deposited Securities,
or for the manner in which any
such vote is cast or the
effect of any such vote,
provided that any such action
or nonaction is in good faith.
 The Depositary shall not be
liable for any acts or
omissions made by a successor
depositary whether in connec-
tion with a previous act or
omission of the Depositary or
in connection with a matter
arising wholly after the
removal or resignation of the
Depositary, provided that in
connection with the issue out
of which such potential
liability arises the
Depositary performed its
obligations without negligence
or bad faith while it acted as
Depositary.  The Company
agrees to indemnify the
Depositary, its directors,
employees, agents and
affiliates and any Custodian
against, and hold each of them
harmless from, any liability
or expense (including, but not
 limited to, the fees and
expenses of counsel) which may
arise out of acts performed or
omitted, in accordance with
the provisions of the Deposit
Agreement and of the Receipts,
as the same may be amended,
modified, or supplemented from
time to time, (i) by either
the Depositary or a Custodian
or their respective directors,
employees, agents and
affiliates, except for any
liability or expense arising
out of the negligence or bad
faith of either of them, or
(ii) by the Company or any of
its directors, employees,
agents and affiliates.  No
disclaimer of liability under
the Securities Act of 1933 is
intended by any provision of
the Deposit Agreement.

19.	RESIGNATION AND REMOVAL
OF THE DEPOSITARY.

	The Depositary may at any
time resign as Depositary
hereunder by written notice of
its election so to do
delivered to the Company, such
resignation to take effect
upon the appointment of a
successor depositary and its
acceptance of such appointment
as provided in the Deposit
Agreement.  The Depositary may
at any time be removed by the
Company by written notice of
such removal, effective upon
the appointment of a successor
depositary and its acceptance
of such appointment as
provided in the Deposit
Agreement.  Whenever the
Depositary in its discretion
determines that it is in the
best interest of the Owners of
Receipts to do so, it may
appoint a substitute or
additional custodian or
custodians.

20.	AMENDMENT.

	The form of the Receipts
and any provisions of the De-
posit Agreement may at any
time and from time to time be
amended by agreement between
the Company and the Depositary
in any respect which they may
deem necessary or desirable.
Any amendment which shall
impose or increase any fees or
charges (other than taxes and
other governmental charges,
registration fees, cable,
telex or facsimile
transmission costs, delivery
costs or other such expenses),
or which shall otherwise
prejudice any substantial
existing right of Owners of
Receipts, shall, however, not
become effective as to
outstanding Receipts until the
expiration of thirty days
after notice of such amendment
shall have been given to the
Owners of outstanding
Receipts.  Every Owner of a
Receipt at the time any
amendment so becomes effective
shall be deemed, by continuing
to hold such Receipt, to
consent and agree to such
amendment and to be bound by
the Deposit Agreement as
amended thereby.  In no event
shall any amendment impair the
right of the Owner of any
Receipt to surrender such
Receipt and receive therefor
the Deposited Securities
represented thereby except in
order to comply with mandatory
provisions of applicable law.

 21.	TERMINATION OF DEPOSIT
AGREEMENT.

	The Depositary shall at
any time at the direction of
the Company terminate the
Deposit Agreement by mailing
notice of such termination to
the Owners of all Receipts
then outstanding at least 90
days prior to the date fixed
in such notice for such
termination.  The Depositary
may likewise terminate the
Deposit Agreement by mailing
notice of such termination to
the Company and the Owners of
all Receipts then outstanding
if at any time 90 days shall
have expired after the
Depositary shall have
delivered to the Company a
written notice of its election
to resign and a successor
depositary shall not have been
appointed and accepted its
appointment as provided in the
Deposit Agreement.  On and
after the date of termination,
the Owner of a Receipt, will
upon (a) surrender of such
Receipt at the Corporate Trust
Office of the Depositary, (b)
payment of the fee of the
Depositary for the surrender
of Receipts referred to in
Section 2.5 of the Deposit
Agreement, and (c) payment of
any applicable taxes or
governmental charges, will be
entitled to delivery, to him
or upon his order, of the
amount of Deposited Securities
represented by the American
Depositary Shares evidenced by
such Receipt.  If any Receipts
shall remain outstanding after
the date of termination, the
Depositary thereafter shall
discontinue the registration
of transfers of Receipts,
shall suspend the distribution
of dividends to the Owners
thereof, and shall not give
any further notices or perform
any further acts under the
Deposit Agreement, except that
the Depositary shall continue
to collect dividends and other
distributions pertaining to
Deposited Securities, shall
sell rights as provided in the
Deposit Agreement, and shall
continue to deliver Deposited
Securities, together with any
dividends or other
distributions received with
respect thereto and the net
proceeds of the sale of any
rights or other property, in
exchange for Receipts sur-
rendered to the Depositary
(after deducting, in each
case, the fee of the De-
positary for the surrender of
a Receipt, any expenses for
the account of the Owner of
such Receipt in accordance
with the terms and conditions
of the Deposit Agreement, and
any applicable taxes or
governmental charges).  At any
time after the expiration of
one year from the date of
termination, the Depositary
may sell the Deposited
Securities then held under the
Deposit Agreement and may
thereafter hold uninvested the
net proceeds of any such sale,
together with any other cash
then held by it thereunder,
unsegregated and without
liability for interest, for
the pro rata benefit of the
Owners of Receipts which have
not theretofore been sur-
rendered, such Owners
thereupon becoming general
creditors of the Depositary
with respect to such net
proceeds.  After making such
sale, the Depositary shall be
discharged from all
obligations under the Deposit
Agreement, except to account
for such net proceeds and
other cash (after deducting,
in each case, the fee of the
Depositary for the surrender
of a Receipt, any expenses for
 the account of the Owner of
such Receipt in accordance
with the terms and conditions
of the Deposit Agreement, and
any applicable taxes or
governmental charges).  Upon
the termination of the Deposit
Agreement, the Company shall
be discharged from all obliga-
tions under the Deposit
Agreement except for its
obligations to the Depositary
with respect to indemnifica-
tion, charges, and expenses.

22.	DISCLOSURE OF BENEFICIAL
OWNERSHIP.

	Any person whether
already an Owner or not, shall
after acquiring directly or
indirectly an interest, as
defined in the Singapore
Companies Act (Chapter 50) in
any Share (either directly or
by virtue of the ownership of
Receipts) who has directly or
indirectly an interest in not
less than 5% (or such other
percentage as may be required
to be disclosed from time to
time under any law,
regulation, or practice of
Singapore) of the Shares
pursuant to the Singapore
Companies Act (Chapter 50),
the Stock Exchange of
Singapore Limited Listing
Manual and Corporate
Disclosure Policy, the
Singapore Code on Take-Overs
and Mergers or the Memorandum
and Articles of Association of
the Company or any other
statutory act or enactment
including rules and
regulations pursuant to any
law from time to time enforced
in Singapore as the case may
be, within two days after
becoming beneficially
interested, send to the
Company, at the address set
forth in Section 7.5, by
registered or certified mail,
the following information:

		(1) the background
and identity, residence, and
citizenship of himself and
full particulars (including
the name of the person who is
registered as the holder) of
the Shares in which he has an
interest and full particulars
of each such interest and of
the circumstances by reason of
which he has that interest;
and

		(2)	the number of
Shares and Receipts in which
that person has an interest
and the number of Shares and
Receipts concerning which
there is a right to acquire,
directly, by (i) such person,
and (ii) by each Associate (as
defined in the Singapore
Companies Act (Chapter 50)) of
such person, giving full
particulars of the background,
identity, residence, and
citizenship of each Associate.

	If any change occurs in
the facts set forth in the
statements to the Company
pursuant to this section, the
person making such statements
shall, within two days of such
change, send to the Company at
the address set forth in
Section 7.5 of the Deposit
Agreement by registered or
certified mail, an amendment
setting forth his name and
full particulars of the
change, including the day of
the change and the
circumstances by reason of
which that change has
occurred, the number of Shares
and Receipts acquired or
disposed of, the amount of
consideration received or paid
for the acquisition or dis-
posal, and the number of
Shares and Receipts held
before and after the change.

	The term person shall
include all natural persons
and bodies whether
incorporated or
unincorporated.  When two or
more persons or corporations
are related, or act as a part-
nership, limited partnership,
syndicate, or other group for
the purpose of acquiring,
holding, or disposing of
securities of an issuer, such
syndicate or group shall be
deemed a person for the
purposes of this paragraph.

	Notwithstanding any other
provision of the Deposit
Agreement, each Owner agrees
to comply with requests from
the Company, pursuant to the
Singapore Companies Act
(Chapter 50), the Stock
Exchange of Singapore Limited
Listing Manual and the
Corporate Disclosure Policy,
the Singapore Code on Take-
Overs and Mergers, or the
Memorandum and Articles of
Association of the Company or
any directive of any
supervisory authority or
statutory act or enactment
including rules and
regulations pursuant to any
law from time to time enforced
in Singapore which are made to
provide information as to the
capacity in which such Owner
owns Receipts and regarding
the identity or any other
person interested in such
Receipts and the nature of
such interest and shall
forfeit the right to direct
the voting of Shares if such
complaince is not made, and
the Depositary agrees to use
its reasonable efforts to
comply with written requests
received from the Company
requesting the Depositary
forward any such request from
the Company to the Owner.

(..continued)



















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